SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Allspring Funds Trust
(Name of Registrant as Specified in Its Charter)

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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Absolute Return Fund (the “Fund”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

February 12, 2024

Information on the Fund’s Sub-Adviser

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the “Information Statement”) relating to the appointment of Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Investments (UK) Limited (“Allspring (UK)”) as sub-advisers. for the Fund. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

At a meeting held on November 13-15, 2023, the Board of Trustees of Allspring Funds Trust (the “Board”) unanimously approved: (1) appointing Allspring Investments and Allspring (UK) as sub-advisers for the Fund; and (2) revising the Fund’s principal investment strategies to, among other changes, no longer invest substantially all of the Fund’s assets in the GMO Benchmark-Free Allocation Fund, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), with an effective date of on or about March 11, 2024 (the “Effective Date”). As of the Effective Date, portfolio managers of Allspring Investments and Allspring (UK) will also be added to the Fund and the Fund will operate as a fund-of-funds that allocates its assets to various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds that invest in broad asset classes across equity, fixed income, and alternative investments, including commodities.

Funds Trust and Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits Allspring Funds Management, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at allspringglobal.com. The Information Statement will be available on the Fund’s website until at least May 13, 2024. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Allspring Funds at P.O. Box 219967, Kansas City, MO 64121-9967 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Allspring Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

NOT3355 02-24

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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Absolute Return Fund (the “Fund”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

INFORMATION STATEMENT

February 12, 2024

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that Funds Trust and Allspring Funds Management, LLC (“Allspring Funds Management”) have received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits Allspring Funds Management, subject to certain conditions, such as approval by Funds Trust’s Board of Trustees (the “Board”), to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

Appointment of Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited as Sub-Advisers to the Fund

At a meeting held on November 13-15, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of Funds Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved new investment sub-advisory agreements (the “New Sub-Advisory Agreements”) for the Fund among Funds Trust, on behalf of the Fund, Allspring Funds Management, as investment manager, and Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring (UK)”), as investment sub-advisers, (the “Sub-Advisers”), effective on or about March 11, 2024. On such date, the Fund will operate as a fund-of-funds and will no longer invest substantially all of its assets in the GMO Benchmark-Free Allocation Fund, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

Board Considerations of the New Sub-Advisory Agreement

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Independent Trustee reviewed and approved the New Sub-Advisory Agreements with Allspring Investments and Allspring (UK). The Board noted that the Fund currently has no sub-advisers given its current structure as a feeder fund and its current principal investment strategy to invest substantially all its assets into a third-party allocation fund. At the Meeting, the Board also approved changing the Fund’s principal investment strategy and performance benchmark. As a result of these changes, the Fund will no longer invest in the third-party allocation fund, but will instead principally invest in other funds in the Allspring fund complex.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the New Sub-Advisers as sub-advisers to the Fund and the approval of the New Sub-Advisory Agreements. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreements was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the New Sub-Advisers about various topics. The Board did not identify any particular

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information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreements and determined that the compensation payable to the New Sub-Advisers is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services.

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management, and of those proposed to be provided to the Fund by the New Sub-Advisers under the New Sub-Advisory Agreements. The Board noted that the nature and extent of services proposed to be provided to the Fund under the New Sub-Advisory Agreements by the New Sub-Advisers are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds. In particular, the Board noted that the New Sub-Advisers would be required to provide day-to-day portfolio management services for assets of the Fund and comply with all policies of the Fund and applicable laws, rules, and regulations. The Board considered the qualifications, background, tenure, and responsibilities of the portfolio management teams that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) additional information with respect to the New Sub-Advisers, including with respect to the quality of services they provide to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management and the New Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of the New Sub-Advisers, and the compliance oversight to be provided by Allspring Funds Management.

The Board also received and considered information about the related changes to the Fund’s principal investment strategy and performance benchmark and the costs that are anticipated to be incurred in connection with transitioning the Fund to its new principal investment strategy.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreements.

Investment performance.

The Board received and considered information comparing the Fund’s performance over various time periods to backtested, hypothetical performance of the proposed new principal investment strategy of the Fund. The Board also compared such hypothetical performance data to other comparative data. The Board noted the limitations inherent in hypothetical performance data, and further noted that it would have the opportunity to review the Fund’s actual investment performance on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board took into account the Fund’s investment performance information and expenses provided to it among the factors considered in deciding to approve the New Sub-Advisory Agreements.

Sub-advisory fee rate and expenses.

The Board noted that the compensation received by Allspring Funds Management under its advisory agreement with the Fund would not change; and that any fees paid to the New Sub-Advisers would be paid by Allspring Funds Management and not the Funds. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to the New Sub-Advisers for investment sub-advisory services under the New Sub-Advisory Agreements for the Fund. The Board noted that the aggregate sub-advisory fee rate is the same as the sub-advisory fee rate paid by Allspring Funds Management to Allspring Investments for other Allspring Funds with similar fund-of-funds structures as the structure proposed for the Fund. The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by the New Sub-Advisers, and about Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management and the New Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to the New Sub-Advisers by Allspring Funds Management is reasonable.

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Profitability.

The Board noted that Allspring Funds Management’s profitability for managing the Fund is estimated to increase in connection with the new principal investment strategy. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to other funds in the Allspring Fund complex.

Economies of scale.

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to the New Sub-Advisers.

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by the New Sub-Advisers, including benefits potentially derived from an increase in the New Sub-Advisers’ business as a result of their relationship with the Fund.

The Board noted that it had previously received and reviewed information about soft dollar credits earned and utilized by the New Sub-Advisers as sub-advisers to other funds and portfolios in the Allspring Fund complex. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board also received and considered additional information regarding potential economies of scale for the New Sub-Advisers in connection with other funds it sub-advises in the Allspring fund complex.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by the New Sub-Advisers were unreasonable.

Conclusion.

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreements and determined that the compensation payable to the New Sub-Advisers is reasonable.

Terms of the New Sub-Advisory Agreements

Under the terms of the New Sub-Advisory Agreements, Allspring Investments and Allspring (UK) will be responsible, subject to the direction and control of Allspring Funds Management and the Board, for investing and reinvesting the Fund’s assets in a manner consistent with the Amended and Restated Declaration of Trust of Funds Trust ( the “Declaration of Trust”), Funds Trust’s registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Allspring Investments and Allspring (UK) will have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

The continuance of the New Sub-Advisory Agreements must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Each New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the investment management agreement between the Trust and Allspring Funds Management, and is terminable at anytime without penalty by the Board or by a vote of the majority of the outstanding shares of the Fund, or by Allspring Funds Management or Allspring Investments or Allspring (UK), on 60 days’ written notice to the other parties.

The New Sub-Advisory Agreements provide that Allspring Investments and Allspring (UK) shall not be protected against any liability to Funds Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Allspring Investments and Allspring (UK) are entitled to an annual fee for their investment sub-advisory services to the Fund. All sub-advisory fees are paid by Allspring Funds Management and not the Fund. Because Allspring Funds Management pays Allspring Investments and Allspring (UK) out of the management fee it receives from the Fund, there is no duplication of advisory fees paid.

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In connection with the appointment of Allspring Investments and Allspring (UK) as sub-advisers, the Sub-Advisers are each entitled to receive a monthly fee equal to an annual rate of 0.075% of the Fund’s average daily net assets.

Other Related Changes

Changes to Principal Investment Strategy and Investment Process. The Fund’s investment objective remains the same, but the Fund’s principal investment strategy and investment process have been modified, effective on or about March 11, 2024. Information about these changes is included in the table below:

Principal Investment Strategy
Former Strategy Language	Strategy Language effective on or about March 11, 2024

The Fund is a diversified investment that invests substantially all of its investable assets in GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund seeks annualized returns of 5% (net of fees) above the Consumer Price Index and annualized volatility (standard deviation) of 5-10%, each over a complete market cycle. GMO does not manage Benchmark-Free Allocation Fund to, or control Benchmark-Free Allocation Fund’s risk relative to, any securities index or securities benchmark. GMO seeks to achieve Benchmark-Free Allocation Fund’s investment objective by investing the Benchmark-Free Allocation Fund’s assets in asset classes GMO believes offer the most attractive return and risk opportunities. Benchmark-Free Allocation Fund may invest in any asset class, including, for example:

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U.S. and non-U.S. equity, including emerging country equity;

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U.S. and non-U.S. fixed income, including emerging country debt; and

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alternative asset classes, including real estate and commodities.

Under normal circumstances, we invest:

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Up to 60% of the Fund’s total assets in U.S. and non-U.S. equity, including emerging market equity funds;

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Up to 60% of the Fund’s total assets in U.S. and non-U.S. fixed income, including emerging market debt funds; and

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Up to 60% of the Fund’s total assets in alternative investment funds

GMO uses its quantitative multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the asset classes in which Benchmark-Free Allocation Fund invests and how much Benchmark-Free Allocation Fund invests in each asset class. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Benchmark-Free Allocation Fund’s holdings of particular asset classes in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Benchmark-Free Allocation Fund shares to rebalance the Benchmark-Free Allocation Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.

The Fund is a fund-of-funds that employs a multi-asset, multi-style investment approach by investing in various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds. We dynamically allocate investments to various broad asset classes across equity, fixed income, and alternative investments, including commodities, based on our assessment of changing economic, global market, industry, and issuer conditions. Within these asset classes, we utilize an active allocation strategy to diversify the portfolio among investments that provide efficient upside returns while managing downside risk across most market cycles with the goal of generating a positive absolute return over an economic cycle.

Benchmark-Free Allocation Fund is structured as a fund of funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in any other GMO Fund (together with GMO Implementation Fund, the “underlying GMO funds”), whether now existing or created in the future. These underlying GMO Funds may include, among others, GMO Opportunistic Income Fund, GMO Emerging Country Debt Fund, GMO High Yield Fund, and the GMO Alternative Funds.

Equity holdings are diversified across a wide range of equity funds, including but not limited to funds that invest in U.S.large company securities, U.S. small company securities and international developed and emerging markets. Fixed income holdings are diversified across a wide range of fixed income funds that invest in short- to long-term income-producing securities issued by U.S. and international developed and emerging markets issuers, including but not limited to, U.S. Government obligations, corporate bonds and below investment-grade bonds (often called “high yield” securities or “junk bonds”). Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic, or other tactical investment strategies.

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Principal Investment Strategy
Former Strategy Language	Strategy Language effective on or about March 11, 2024

Benchmark-Free Allocation Fund is permitted to invest (directly or through GMO Implementation Fund or other underlying GMO funds) in any asset class, sector, country, or region, and at times may have substantial exposure to a single asset class, strategy (including long/short and event-driven strategies),sector, country, region or currency or companies with similar market capitalizations. In addition, Benchmark-Free Allocation Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization, and, in the case of debt instruments, of any credit quality (including below investment grade securities (commonly referred to as“high yield” or “junk bonds”)), maturity or duration. Benchmark-Free Allocation Fund typically has substantial exposure to derivatives and short-sales through its investment in GMO Implementation Fund and other underlying GMO funds. GMO’s ability to shift investments within GMO Implementation Fund and between GMO Implementation Fund and other underlying GMO funds is not subject to any limits.

The Fund may indirectly gain exposure to commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities through an investment in an affiliated fund.

In seeking to achieve Benchmark-Free Allocation Fund’s investment objective, GMO may invest a significant portion of Benchmark-Free Allocation Fund’s net assets in cash and cash equivalents. In addition, Benchmark-Free Allocation Fund may lend its portfolio securities.

Benchmark-Free Allocation Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.

While the Fund invests substantially all of its investable assets in the Benchmark-Free Allocation Fund, the Fund may hold cash for short periods of time in order to mitigate the expenses associated with the purchase and sale of shares of the Benchmark-Free Allocation Fund.

Temporary defensive positions are positions that are inconsistent with Benchmark-Free Allocation Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions. Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions if deemed prudent by GMO. To the extent Benchmark-Free Allocation Fund takes a temporary defensive position, or otherwise holds cash,cash equivalents, or high quality debt investments on a temporary basis, it may not achieve its investment objective.

Risks. In connection with the change in strategy, the Fund’s principal investment risks are as follows, effective on or about March 11, 2024:

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory,political, and economic developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is

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the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline,interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities (including precious metals), foreign currency, natural resources and other non-traditional investments, or following managed futures, event driven, global multi-asset, long-short, market neutral or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as“junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Benchmark. Effective on or about March 11, 2024, the Bloomberg U.S. TIPS 1-10 Year Index and the CPI are removed as benchmarks for the Fund and the Absolute Return Blended Index is added as a benchmark. The Absolute Return Blended Index is comprised of 35% MSCI ACWI, 35% Bloomberg US TIPS Index and 30% Bloomberg Global Aggregate Index (Hedged to USD).

Portfolio Management. Effective on or about March 11, 2024, the following portfolio managers of Allspring Investments and Allspring (UK) are responsible for the day-to-day management of the Fund’s assets:

Rushabh Amin Mr. Amin joined Allspring (UK) or one of its predecessor firms in 2019, where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring (UK), Mr. Amin was an Analyst in the Multi-Asset and Marco team at Aviva Investors.

Matthias Scheiber, CFA Mr. Scheiber joined Allspring (UK) or one of its predecessor firms in 2018, where he currently serves as the Head of the Multi-Asset Solutions team.

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Petros N. Bocray, CFA, FRM Mr. Bocray joined Allspring Investments or one of its predecessor firms in 2006,where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Allspring Investments where he co-managed several of the team’s portfolios.

Travis L. Keshemberg, CFA,CIPM, FRM Mr. Keshemberg joined Allspring Investments in 2016, where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring Investments, Mr. Keshemberg was a Director of Research at Allspring Funds Management, LLC.

Service Providers

Allspring Investments: Principal Executive Officers and Directors

Allspring Investments is a registered investment adviser located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

The name and principal occupation of Allspring Investments’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

■	Francis Jon Baranko (Chief Investment Officer-Fundamental Investments and President)

■	Sallie Squire (Chief Operating Officer)

■	Molly McMillin (Chief Financial Officer)

■	Jennifer Grunberg (Deputy Chief Compliance Officer)

■	Andrew Owen (Executive Vice President)

■	Siobhan Foy (Senior Vice President)

■	Angela Dee Coffman (Senior Vice President)

■	David Bullock (Senior Vice President)

■	Allegra Heyligers (Senior Vice President)

■	Kathleen Dutton (Officer)

■	Vanessa Villero (Officer)

■	Steve Solomon (Authorized Signatory)

Other than Andrew Owen, who is President of the Trust, no Officer or Trustee of Funds Trust is an officer, employee,director, general partner or shareholder of Allspring Investments. No Trustee of Funds Trust has any material direct or indirect interest in Allspring Investments or any person controlling, controlled by or under common control with Allspring Investments. Since the beginning of the Funds’ most recently completed fiscal year, no Trustee of Funds Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Allspring Investments, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Allspring (UK): Principal Executive Officers and Directors

Allspring (UK) is a registered investment adviser located at Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

The name and principal occupation of Allspring (UK)’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE.

■	Henriette Louise Pacquement (Director)

■	Daniel Morris (Director and Chief Executive Officer)

■	Charles Spungin (Director)

■	Andrew Sowerby (Director)

No Officer or Trustee of Funds Trust is an officer, employee, director, general partner or shareholder of Allspring (UK). No Trustee of Funds Trust has any material direct or indirect interest in Allspring (UK) or any person controlling, controlled by or under common control with Allspring (UK). Since the beginning of the Funds and Portfolio’s most

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recently completed fiscal year, no Trustee of Funds Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Allspring (UK), any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Other Similar Funds Managed by the Sub-Adviser

Allspring Investments and Allspring (UK) do not provide investment sub-advisory services for any similar fund.

Service Providers to Funds Trust

Investment Manager and Class-Level Administrator. Allspring Funds Management currently serves as the investment manager and class-level administrator for the Fund.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Allspring Funds Management for the most recent fiscal year.

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
April 30, 2023
Absolute Return Fund	$2,602,769	$0

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Allspring Funds Management for the most recent fiscal year.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
April 30, 2023
Absolute Return Fund	$1,407,928	$388,692

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

Distributor/Principal Underwriter. Allspring Funds Distributor, LLC (“Funds Distributor”) serves as the distributor and principal underwriter of the Fund.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2023
Absolute Return Fund	$46,425	$46,425

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator Class, and Institutional Class shares do not pay 12b-1 fees.

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Absolute Return Fund
Class C	$300,364	$29,240	$271,124

General Information

Share Ownership
Please see Exhibit B for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding shares of any class of the Fund as of February 1, 2024. Additionally, as of January 24, 2024, the Trustees and Officers of the Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of a Fund and each class of the Fund.

Allspring Absolute Return Fund | 8

Outstanding Shares

As of January 24, 2024, the Fund had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Absolute Return Fund
Class A	24,984,276.36
Class C	1,979,811.62
Class R6	4,256,399.35
Administrator Class	1,543,506.10
Institutional Class	51,010,973.51

Financial Information

The Fund’s annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Allspring Funds website at www.allspringglobal.com.

Shareholder Proposals

Funds Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees of Allspring Funds Trust has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to Funds Trust at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

9 | Allspring Absolute Return Fund

Exhibit A

NEW SUB-ADVISORY AGREEMENTS

SUB-ADVISORY AGREEMENT
AMONG ALLSPRING FUNDS TRUST,
ALLSPRING FUNDS MANAGEMENT, LLC AND
ALLSPRING GLOBAL INVESTMENTS, LLC

This AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this 1st day of November, 2021, as amended and restated as of December 6, 2021, by and among Allspring Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Allspring Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Allspring Global Investments, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 (the “Sub-Adviser”).

WHEREAS, this Sub-Advisory Agreement amends and replaces the agreement dated November 1, 2021 previously entered into by and between the parties;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the investment management agreement dated November 1, 2021, between the Trust and the Adviser with respect to the Funds (the “Management Agreement”).

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in

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securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

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(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

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Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or

Allspring Absolute Return Fund | A-4

interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

ALLSPRING FUNDS TRUST
on behalf of the Funds
By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS, LLC
By:
Name: Sallie Squire
Title: Chief Operating Officer

APPENDIX A

ALLSPRING GLOBAL INVESTMENTS, LLC
SUB-ADVISORY AGREEMENT

ALLSPRING FUNDS TRUST

Allspring Absolute Return Fund1

Appendix A Amended: November 15, 2023
1.On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments, LLC as sub-advisor to the Allspring Absolute Return Fund, effective on or about March 15, 2024.

SCHEDULE A

ALLSPRING GLOBAL INVESTMENTS, LLC
SUB-ADVISORY AGREEMENT

FEE AGREEMENT
ALLSPRING FUNDS TRUST

This fee agreement is made as of the 15th day of November, 2023, by and between Allspring Funds Management, LLC (the “Adviser”) and Allspring Global Investments, LLC (the “Sub-Adviser”); and

WHEREAS, the parties and Allspring Funds Trust (the “Trust”) have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

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WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A from the assets of the Allspring Growth Balanced Fund and Allspring Moderate Balanced Fund, and from each Allspring Spectrum Fund and Allspring Dynamic Target Date Fund for providing services with respect to which Master Trust Portfolios (or, in the case of Allspring Growth Balanced Fund, Allspring Moderate Balanced Fund, and the Allspring Spectrum Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

SCHEDULE A

ALLSPRING GLOBAL INVESTMENTS, LLC
SUB-ADVISORY AGREEMENT

FEE AGREEMENT
ALLSPRING FUNDS TRUST

Name of Funds Fee as % if Avg. Daily Net Assets
Allspring Absolute Return Fund1 0.075

Schedule A amended: November 15, 2023
1. On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments,LLC as sub-advisor to the Allspring Absolute Return Fund, effective on or about March 15, 2024.

The foregoing fee schedule is agreed to as of November 15, 2023 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS, LLC
By:
Name: Sallie Squire
Title: Chief Operating Officer

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SUB-ADVISORY AGREEMENT
AMONG ALLSPRING FUNDS TRUST,
ALLSPRING FUNDS MANAGEMENT, LLC AND
ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED

This AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this 1st day of November, 2021, as amended and restated as of December 6, 2021, by and among Allspring Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Allspring Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Allspring Global Investments (UK) Limited (the “Sub-Adviser”), a private liability company incorporated under the laws of England and Wales with its principal place of business at 30 Moorgate, London EC2R 6PJ.

WHEREAS, this Sub-Advisory Agreement amends and replaces the agreement dated November 1, 2021 previously entered into by and between the parties;

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment management agreement, dated November 1, 2021, between the Adviser and the Trust (the “Management Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto, as it may be amended from time to time (the “Fund”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Management Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund’s investment portfolio as a whole and the Sub-Adviser’s responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

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(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable federal securities laws, the Internal Revenue Code of 1986, as amended, and Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the

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Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided or procured by the Sub-Adviser to the Trust or the Trust’s authorized representatives as soon as reasonably practicable.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser’s composite performance record for inclusion in Fund documents, (A) the composite performance record of the Sub-Adviser’s executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser’s executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

(f) The Sub-Adviser shall provide its services in accordance with the Sub-Adviser’s Order Execution Policy and the Sub-Adviser’s assessment that the services are suitable for the Adviser and the Fund.

The Adviser confirms that it has read and consents to the Sub-Adviser’s Order Execution Policy. Details of the Sub-Adviser’s Order Execution Policy are set out at https://www.wellscap.com/about-us/investment-teams/wfam-credit-europe.jsp. The Sub-Adviser shall notify the Adviser of any material changes to the Order Execution Policy. Specific instructions from the Adviser in relation to the execution of an order or orders may prevent the Sub-Adviser from following its Order Execution Policy in relation to such order or orders in respect of the elements of execution covered by the instructions.

As provided by the Sub-Adviser’s Order Execution Policy, there is the possibility that the Sub-Adviser may execute orders for transactions outside a regulated market, multilateral trading facility organised trading facility (a “Trading Venue”). The Adviser hereby consents to the Sub-Adviser executing orders outside a Trading Venue.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;

(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;

(c) The Management Agreement; and

(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder, including a valid legal entity identifier and update as required.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

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The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

The Sub-Adviser shall also require the Adviser to provide the following information (and updates to such information as may have already been provided) relating to the Fund:

(a) the Fund’s financial situation (including its ability to bear losses); and (b) the Fund’s investment objective, including its risk tolerance.

The Sub-Adviser will need to obtain such information in order to make a recommendation or take a decision which is suitable for the Fund. The Sub-Adviser is entitled to assume that the Adviser and/or the Fund (as applicable) has the necessary level of experience and knowledge to understand the risks involved in any transactions related to Investment Advice (as defined in the FCA Rules) provided by the Sub-Adviser or discretionary investment management. Where the Sub-Adviser is providing Investment Advice, the Sub-Adviser may also assume that the Fund (and, where applicable, the Adviser) are able financially to bear any related investment risks consistent with its investment objectives. The reason for assessing suitability is to enable the Sub-Adviser to act in the Adviser and the Fund’s best interests. It is therefore important that the Adviser provides accurate and up-to-date information. Where the Adviser has not provided the Sub-Adviser with such information, the Sub-Adviser shall be under no obligation to provide the applicable service.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;

(b) The Sub-Adviser’s most recent balance sheet; and

(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder to the extent that it is lawful to do so and the Sub-Adviser is not otherwise prohibited from making such disclosure; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

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(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder;

(f) the rules and regulations of any applicable regulator (including, without limitation, the rules of the FCA (“FCA Rules”), the rules of any relevant exchange and any other laws or regulations (whether of the UK, European Union, European Economic Authority, third country or transnational) applicable to the Sub-Adviser in the provision of services to the Adviser and the Trust (“Applicable Regulation”); and

(g) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund’s assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of the

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Sub-Adviser’s Conflict of Interest Policy. Subject to this policy, it is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser’s obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. The Sub-Adviser may also keep records of electronic communications between the Sub-Adviser and the Adviser.

All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for,

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and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Communications. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 30 Moorgate, London EC2R 6PJ.

The Sub-Adviser may be required from time to time to provide the Adviser with certain information in a “durable medium”, pursuant to Applicable Regulation. Such information may include information relating to the Sub-Adviser and its services, the nature and risks of certain financial instruments, safeguarding of financial instruments and holding of client money, costs and associated charges and its Order Execution Policy. The Adviser specifically consents to the provision by the Sub-Adviser of such information where not personally addressed to the Adviser and (where permitted by Applicable Regulation) by means of a website.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

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Section 20. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory and portfolio management services specified in Section 2(a) above.

Section 21. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

ALLSPRING FUNDS TRUST
on behalf of the Fund
By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
By:
Name: Deirdre Flood
Title: Director and CEO

APPENDIX A

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
SUB-ADVISORY AGREEMENT

ALLSPRING FUNDS TRUST

Allspring Absolute Return Fund1

1. On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-advisor to the Allspring Absolute Return Fund, effective on or about March 15, 2024.

Approved as of November 15, 2023

APPENDIX B

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT

ALLSPRING FUNDS TRUST

This fee agreement is effective as of the 15th day of November, 2023, by and between Allspring Funds Management, LLC (the “Adviser”) and Allspring Global Investments (UK) Limited (the “Sub-Adviser”).

WHEREAS, the parties have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management and other services to the series of Allspring Funds Trust listed in Appendix A to the Sub-Advisory Agreement (the “Fund”); and

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WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

Fund Name Sub-Advisory Fee
Allspring Absolute Return Fund1 0.075%

1. On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-advisor to the Allspring Absolute Return Fund, effective on or about March 15, 2024.

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

Approved as of November 15, 2023

The foregoing fee schedule is agreed to as of November 15, 2023, and shall remain in effect until agreed and changed in writing by the parties.

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
By:
Name: Daniel Morris
Title: Director and CEO

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Exhibit B

Principal Holders of Fund Shares. Set forth below as of February 1, 2024, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
Absolute Return Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	36.29%
Morgan Stanley Smith Barney LLC For the Exclusive Benefits of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	11.12%
MLPF&S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Fl Jacksonville, FL 32246-6484	9.08%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	7.88%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	7.60%
National Financial Services LLC Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	5.79%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	5.77%
Absolute Return Fund Class C
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	29.25%
Wells Fargo Clearing Services LLC Special Custody Account for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	23.10%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	9.60%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	7.34%

B-1 | Allspring Absolute Return Fund

Principal Fund Holders
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	6.51%
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	5.00%
Absolute Return Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	34.43%
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	21.57%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	15.18%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.82%
Absolute Return Fund Institutional Class
UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	13.28%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	13.15%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	12.33%
MLPF&S for Sole Benefit of its Customers Attn: Fund Administration 4800 Deerlake Dr E 2nd Floor Jacksonville, FL 32246-6484	10.33%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	9.95%
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	9.56%

Allspring Absolute Return Fund | B-2

Principal Fund Holders
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	8.00%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund OPS Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	7.53%
Absolute Return Fund Class R6
MLPF&S for the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	98.41%

INFO3355 02-24

B-3 | Allspring Absolute Return Fund

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